UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 16, 2016

RESPONSE BIOMEDICAL CORP.

(Exact name of registrant as specified in its charter)

Vancouver, British Columbia, Canada	000-50571	98 -1042523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 - 75th Avenue W.

Vancouver, British Columbia, Canada V6P 6P2

(Address of principal executive offices, including zip code)

(604) 456-6010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 16, 2016, Response Biomedical Corp (“Response” or the “Company”), held a Special Meeting of Shareholders to consider, vote on and approve the matters listed below. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 11, 2016.

Holders of 9,172,225 common shares of the Company, representing 84.02% of the shares entitled to vote were represented in person or by proxy at the Special Meeting. The final voting results for each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting are presented in the tables below.

Proposal 1: Approval of the Arrangement.

On June 15, 2016, the Company entered into a definitive agreement (the “Arrangement Agreement”) with 1077801 B.C. Ltd., a company owned by OrbiMed Asia Partners, LP, OrbiMed Private Investments III, LP and OrbiMed Associates III, LP and Shanghai Runda Medical Technology Co., Ltd. (together with 1077801 B.C. Ltd., the “Purchaser Group”), pursuant to which 1077801 B.C. Ltd. will acquire all of the issued and outstanding common shares of Response by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). The Company’s obligation to complete the Arrangement is subject to approval by (i) at least 66 2/3% of the votes cast by shareholders present or represented by proxy at the Special Meeting, and (ii) a majority of the votes cast by shareholders present or represented by proxy at the Special Meeting, excluding members of the Purchaser Group and certain insiders participating in the Arrangement.

The proposal to approve the Arrangement Agreement and the consummation of the Arrangement was approved by the following vote:

(i)	Vote of all shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,170,451	1,774	0	0

(ii)	Vote of all shareholders, excluding members of the Purchaser Group and certain insiders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,435,520	1,774	0	0

Proposal 2: Approval of Non-Binding Advisory Vote on Merger-Related Executive Compensation.

The proposal to approve, by non-binding, advisory vote, the compensation arrangements of the Company’s named executive officers in connection with the completion of the Arrangement was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,144,222	28,003	0	0

Item 8.01 Other Events.

Court Approval of the Arrangement

On September 19, 2016 the Supreme Court of British Columbia approved the Arrangement. A copy of the press release announcing the results of the Special Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the press release announcing the receipt of approval from the Supreme Court of British Columbia is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 16, 2016
99.2	Press release, dated September 19, 2016

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE BIOMEDICAL CORP.

By:	/s/William J. Adams
William J. Adams Chief Financial Officer

Date: September 20, 2016

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated September 16, 2016
99.2	Press release, dated September 19, 2016